Exhibit 10.39

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

NanoVibronix, Inc.

Warrant To Purchase Capital Stock

Warrant No.: 2019-[__]

Date of Issuance: March 29, 2019 (“Issuance Date”)

NanoVibronix, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [_________], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Capital Stock (including any Warrants to Purchase Capital Stock issued in exchange, transfer or replacement hereof, this “Warrant”), at any time or times after the date hereof, but not after 11:59 p.m., New York time, on March 29, 2026, at the election of the Holder, [_________] ([_____]) (subject to adjustment as provided herein) fully paid and nonassessable shares of (i) Common Stock (as defined below), (ii) Series C Convertible Preferred Stock (as defined below) or (iii) a combination of Common Stock and Series C Convertible Preferred Stock (collectively, the “Warrant Shares”). For the avoidance of doubt, the maximum number of shares of Common Stock and Series C Convertible Preferred Stock that may be issued under this Warrant is [__________] ([______]) (subject to adjustment as provided herein).

1.	EXERCISE OF WARRANT.

(a)             Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day after the Issuance Date, in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Business Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount in cash by wire transfer of immediately available funds equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised or, if available, in the manner set forth in Section 1(c) below (the “Aggregate Exercise Price”). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Business Day following the date on which the Company has received an Exercise Notice and payment of the Aggregate Exercise Price for the number of Warrant Shares for which this Warrant was so exercised, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice to the Holder and the Company’s transfer agent for the Warrant Shares, if any. On or before the third (3rd) Business Day following the date on which the Company has received such Exercise Notice and payment of the Aggregate Exercise Price for the number of Warrant Shares for which this Warrant was so exercised, the Company shall issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock or Series C Convertible Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice and payment of the Aggregate Exercise Price for the number of Warrant Shares for which this Warrant was so exercised, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.

(b)             Exercise Price. For purposes of this Warrant, “Exercise Price” means a price per Warrant Share equal to the lesser of: (a) 80% (i.e., a 20% discount) of the exercise price per warrant share of the warrants to purchase shares of capital stock of the Company issued in the first Equity Financing of the Company following the Issuance Date, or (b) $4.80, subject to adjustment as provided herein. Nowithstanding anything contained herein to the contrary, in no event will the exercise price be less than $3.00 per Warrant Share.

(c)             Cashless Exercise. If at any time after the six month anniversary of the original Issuance Date of this Warrant, there is no effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), registering the resale of the Common Stock underlying this Warrant by the Holder, then this Warrant may also be exercised, in whole or in part, by means of a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X=

Where	X=	the number of Warrant Shares to be issued to the Holder.

	Y=	the number of Warrant Shares purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

	A=	the Exercise Price.

	B=	the Per Share Market Value of one Warrant Share on the Business Day immediately preceding the date of such election.

(d)             Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

(e)             Insufficient Authorized Shares. From and after the Issuance Date, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock and Series C Convertible Preferred Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock and Series C Convertible Preferred Stock hereunder. If, notwithstanding the foregoing, and not in limitation thereof, at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock and Series C Convertible Preferred Stock (an “Authorized Share Failure”) to satisfy its obligation to reserve for issuance upon exercise of this Warrant (the “Required Reserve Amount”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock or Series C Convertible Preferred Stock, as applicable, to an amount sufficient to allow the Company to reserve the Required Reserve Amount. Without limiting the generality of the foregoing sentence, if the approval of the stockholders of the Company is required, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock or Series C Convertible Preferred Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock or Series C Convertible Preferred Stock, and to cause its board of directors to recommend to the stockholders that they approve such proposal.

(f)              Holder’s Exercise Limitations.  The Company shall not affect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock or Series C Convertible Preferred Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock and Series C Convertible Preferred Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other  Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 1(f) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 1(f), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock or Series C Convertible Preferred Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior written notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(f), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock or Series C Convertible Preferred Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 1(f) shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such written notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The Beneficial Ownership Limitation provisions of this Section 1(f) may be waived at the election of the Holder upon not less than 61 days’ prior written notice to the Company. Any such waiver will not be effective and the provisions of this paragraph shall continue to apply until the 61st day (or later, if stated in the notice) after such notice of waiver is delivered to the Company. Notwithstanding anything herein to the contrary, in no event will the number of shares to be issued upon (i) exercise of this Warrant, (ii) conversion of the notes issued on the date hereof to the Holder and [_________], in the aggregate principal amount of $250,000, and (iii) exercise of the warrant to purchase capital stock of the Company issued to [_______] on the date hereof exceed, in the aggregate, 9.9% of the total shares outstanding or the voting power outstanding on the date immediately preceding the day hereof.

2.           ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. Without limiting any provision of Section 4, if the Company, at any time after the Issuance Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or Series C Convertible Preferred Stock, as the case may be, or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock or Series C Convertible Preferred Stock, as the case may be, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock or Series C Convertible Preferred Stock, as the case may be, into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock or Series C Convertible Preferred Stock, as the case may be, into a smaller number of shares, then in each such case (A) the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock or Series C Convertible Preferred Stock, as the case may, outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock or Series C Convertible Preferred Stock, as the case may be, outstanding immediately after such event and (B) the number of shares of Common Stock or Series C Convertible Preferred Stock, as the case may be, for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock or Series C Convertible Preferred Stock, as the case may be, which a record holder of the same number of shares of Common Stock or Series C Convertible Preferred Stock, as the case may be, for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is used in any calculation hereunder, then in such calculation such Exercise Price shall be adjusted appropriately to reflect such event.

3.	REPRESENTATIONS AND WARRANTES OF HOLDER. The Holder hereby represents and warrants to the Company that:

(a)             Holder acknowledges that this Warrant is issued to the Holder in reliance upon the Holder’s representation to the Company that this Warrant will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Warrant.

(b)             Holder is an investor in securities of companies in the development stage and acknowledges that it, he or she is able to fend for itself, himself or herself, can bear the economic risk of its, his or her investment, and has such knowledge and experience in financial or business matters that it, he or she is capable of evaluating the merits and risks of the investment in this Warrant. Holder also represents it, he or she has not been organized solely for the purpose of acquiring this Warrant.

(c)             Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act.

(d)             Holder understands that this Warrant is characterized as a “restricted security” under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Holder represents that it is familiar with Rule 144 as promulgated by the SEC under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.	FUNDAMENTAL TRANSACTIONS.

(a)             Fundamental Transactions. Prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock or Series C Convertible Preferred Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock or Series C Convertible Preferred Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock or Series C Convertible Preferred Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

(b)             Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.

5.            NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of the Company’s certificate of incorporation, the Company’s bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock or Series C Convertible Preferred Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect and (ii) shall take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Series C Convertible Preferred Stock upon the exercise of this Warrant.

6.            WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7.            REISSUANCE OF WARRANTS.

(a)             Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)             Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)             Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock or Series C Convertible Preferred Stock shall be given.

(d)             Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Sections 7(a) or 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock or Series C Convertible Preferred Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.           NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be in writing to the addresses set forth on the signature pages hereof and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

9.           NOTICES OF CERTAIN CORPORATE ACTIONS. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock or Series C Convertible Preferred Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or Series C Convertible Preferred Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Business Days prior to the consummation of any Fundamental Transaction.

10.         AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

11.         SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

12.          GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

13.          REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

14.          TRANSFER. This Warrant may not be offered for sale, sold, transferred or assigned by the Holder except in a manner consistent with the restrictive legend on the first page of this Warrant; provided, however, that no such assignment shall relieve the Holder of its obligations hereunder if such assignee fails to perform such obligations.

15.          CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)             “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

(b)             “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York, New York are authorized or required by law to remain closed.

(c)             “Common Stock” means the common stock of the Company.

(d)             “Common Stock Equivalent” means any Convertible Security or warrant, Option or other right to subscribe for or purchase any share of Common Stock, Series C Convertible Preferred Stock or any Convertible Security.

(e)              “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock or Series C Convertible Preferred Stock.

(f)              “Equity Financing” means the issuance and sale by the Company of shares of its Common Stock, Series C Convertible Preferred Stock or Convertible Securities with the principal purpose of raising capital, for cash.

(g)             “Fundamental Transaction” means that (i) the Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(h)             “Per Share Market Value” means on any particular date (a) the closing sales price per share of the Common Stock or Series C Convertible Preferred Stock on such date on any registered national securities exchange on which the Common Stock or Series C Convertible Preferred Stock is then listed, or if there is no such closing sales price on such date, then the closing sales price on such exchange on the date nearest preceding such date, or (b) if the Common Stock or Series C Convertible Preferred Stock is not then listed on a registered national securities exchange, the closing sales price for a share of Common Stock or Series C Convertible Preferred Stock in the over-the-counter market, as reported by the OTC Bulletin Board or the OTC Markets Group, Inc. (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the OTC Markets Group, Inc. (or similar organization or agency succeeding to its functions of reporting prices), the fair market value of a share of Common Stock or Series C Convertible Preferred Stock as determined by the Company’s board of directors, acting in good faith. In determining the fair market value of any shares of Common Stock or Series C Convertible Preferred Stock no consideration shall be given to any restrictions on transfer of the Common Stock or Series C Convertible Preferred Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

(i)               “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(j)               “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(k)              “Series C Convertible Preferred Stock” means the Series C Convertible Preferred Stock of the Company.

(l)               “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

[signature page follows]

IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to Purchase Capital Stock to be duly executed as of the Issuance Date set out above.

NanoVibronix, Inc.

By:
Name: Stephen Brown
Title: CFO

Address:

NANOVIBRONIX, INC.
525 EXECUTIVE BOULEVARD
ELMSFORD NY 10523

[_____________]

By:
Name:
Title:

Address:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE CAPITAL STOCK

NanoVibronix, Inc.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock or Series C Convertible Preferred Stock (“Warrant Shares”) of NanoVibronix, Inc., a Delaware corporation (the “Company”), evidenced by Warrant No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.               Payment of Exercise Price. The Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

2.               Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, __________ Shares of Common Stock and ___________ shares of Series C Convertible Preferred Stock in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, to the following address:

Date: ______________________ __, ______

Name of Registered Holder

By:
Name:
Title: